UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2023

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on November 7, 2022, Hall of Fame Resort & Entertainment Company (the “Company”) entered into a letter agreement (the “IRG Letter Agreement”) with Industrial Realty Group, LLC (“IRGLLC”), pursuant to which IRGLLC agreed that IRGLLC and certain IRGLLC affiliates and related parties, which include CH Capital Lending, LLC (“CHCL”), IRG, LLC and JKP Financial, LLC (collectively, “IRG Affiliate Lenders”), will provide the Company and its subsidiaries, in exchange for certain specified consideration described below, the following financial support (the “IRG Financial Support”):

(i)	certain financial support for an indoor waterpark and a commitment for the financing of the ground-up development of a 180-room family hotel,

(ii)	an extension to March 31, 2024 of the maturity of the promissory note dated June 16, 2022, issued by the Company, HOF Village Retail I, LLC and HOF Village Retail II, LLC, as borrowers, to CHCL, as lender (the “Bridge Loan”), and

(iii)	amendment of all lending arrangements from IRG Affiliate Lenders, as lenders, to provide for an optional one-year extension of their maturity until March 31, 2025 for a one percent extension fee, which is payable if and when an IRG Affiliate Lender loan is extended.

Stuart Lichter, a director of the Company, is President and Chairman of the Board of IRGLLC.

On March 17, 2023, pursuant to the IRG Letter Agreement, the Company and certain of its subsidiaries signed amendments to (a) certain IRG Affiliate Lender credit arrangements (and entered into backup notes for two credit arrangements) and (b) warrants issued by the Company held by IRG Affiliate Lenders (collectively, defined as Transaction Documents below), effective as of November 7, 2022 (unless otherwise noted), as consideration for the IRG Financial Support. In particular, the Company amended the Series C through Series F warrants issued by the Company held by IRG Affiliate Lenders and, upon approval of the Company’s stockholders under Nasdaq Listing Rule 5635(c), will amend the Series G warrant, as follows:

(i)	the exercise price of the Series C through Series G warrants held by IRG Affiliate Lenders is reset to a price equal to 105% of the average Nasdaq official closing price of the Company’s Common Stock for the five trading days immediately preceding the date of the Oak Street closing of November 7, 2022, which price is $0.58 per share prior to the Company’s 1-for-22 reverse stock split effective December 27, 2022 (the “Market Price”); and

(ii)	the warrant expiration dates of the Series C through Series G warrants held by IRG Affiliate Lenders are extended by two years from their current expiration dates.

In addition, the Company amended certain IRG Affiliate Lender credit arrangements (and entered into backup notes for two credit arrangements) that are Transaction Documents, as follows:

(i)	all IRG Affiliate Lender loans bear interest at 12.5% per annum, compounded monthly, with payment required monthly at 8% per annum, and with the remaining interest accrued and deferred until maturity;

(ii)	the price at which the principal and accumulated and unpaid interest under the IRG Affiliated Lender loans is convertible into shares of Common Stock is reset to a price equal to Market Price, subject in the case of loans to which Midwest Lender Fund, LLC is a party to approval of the Company’s stockholders under Nasdaq 5635(c);

(iii)	the Company and certain subsidiaries entered into a backup promissory note with each of JKP Financial, LLC and Midwest Lender Fund, LLC that provide benefits incremental to and offset by existing notes with such lenders;

(iv)	the Company agreed to acknowledge an existing pledge of the Company’s 100% membership interest in HOF Village Newco, LLC and reflect that such pledge secures all amounts due under the IRG Affiliate Lender loans;

(v)	certain IRG Affiliate Lender loans were cross-collateralized and cross-defaulted;

(vi)	the Company and its subsidiaries covenanted not to assign, pledge, mortgage, encumber or hypothecate any of the underlying assets, membership interests in affiliated entities or intellectual property rights without the written consent of IRG Affiliate Lenders;

(vii)	prior development fees owed by the Company to IRG Affiliate Lenders were accrued and added to the Bridge Loan, and future development fees owed by the Company to IRG Affiliate Lenders will be paid as when due; and

(viii)	the Company agreed to pay to IRG Affiliate Lenders 25% of all contractual dispute cash settlements collected by the Company with regard to existing contractual disputes in settlement discussions, which shall be applied to outstanding IRG Affiliate Lender loans, first against accrued interest and other charges and then against principal.

The amendment and restatement of the Series C through Series F warrants held by IRG Affiliate Lenders and the IRG Affiliate Lender loans (and entering into the two backup notes) and, upon approval of the Company’s stockholders under Nasdaq Listing Rule 5635(c), the Series G warrant and the effectiveness of the conversion provision in the backup promissory note issued to Midwest Lender Fund, LLC, are transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each of the IRG Affiliate Lenders has represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act.

Notwithstanding anything to the contrary contained in the Transaction Documents (defined below), the Company and the IRG Affiliate Lenders agreed that the total cumulative number of additional shares of Common Stock that may be issued to the IRG Affiliate Lenders under the Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Approval (defined below). If the number of shares of Common Stock issued to the IRG Affiliate Lenders under the Transaction Documents reaches the Nasdaq 19.99% Cap, so as not to violate the 20% limit established in Listing Rule 5635(d), the Company, at its election, will use reasonable commercial efforts to obtain stockholder approval of the Transaction Documents and the issuance of additional shares of Common Stock thereunder, if necessary, in accordance with the requirements of Nasdaq Listing Rule 5635(d) (the “Approval”). For purposes hereof, “Transaction Documents” means the second amended and restated Series C warrant, the second amended and restated Series D Warrant, the two amended and restated Series E warrants, the two amended and restated Series F warrants, the amended and restated Series G warrant, the joinder and second amended and restated secured cognovit promissory note issued to JKP Financial, LLC, the joinder and second amended and restated secured cognovit promissory note issued to IRG, LLC, the backup secured cognovit promissory note with JKP Financial, LLC, the amendment number 8 to term loan agreement, the second amended and restated secured cognovit promissory note issued to CHCL in connection with the term loan agreement, the fourth amendment to and spreader of the pledge and security agreement under the term loan agreement, the second amendment to and spreader of the mortgage under the term loan agreement, the joinder and first amended and restated secured cognovit bridge promissory note issued to CHCL, and the backup secured cognovit promissory note issued to Midwest Lender Fund, LLC.

Under Nasdaq Listing Rule 5635(c), stockholder approval is required prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by a listed company of equity compensation. For this purpose, “equity compensation” includes Common Stock (and/or securities convertible into or exercisable for Common Stock) issued to our officers, directors, employees or consultants at a discount to the market value of the Common Stock, and “market value” is the closing bid price immediately preceding the time that the listed company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation. Midwest Lender Fund, LLC is wholly-owned by our director Stuart Lichter. The amended and restated Series G warrant issued to Midwest Lender Fund, LLC and the backup promissory note issued to Midwest Lender Fund, LLC do not become effective unless and until approved by stockholders of the Company under Nasdaq Listing Rule 5635(c).

The foregoing descriptions of the second amended and restated Series C warrant, the second amended and restated Series D Warrant, the two amended and restated Series E warrants, the two amended and restated Series F warrants, the amended and restated Series G warrant, the joinder and second amended and restated secured cognovit promissory note issued to JKP Financial, LLC, the joinder and second amended and restated secured cognovit promissory note issued to IRG, LLC, the backup secured cognovit promissory note with JKP Financial, LLC, the amendment number 8 to term loan agreement, the joinder and first amended and restated secured cognovit bridge promissory note issued to CHCL, and the backup secured cognovit promissory note issued to Midwest Lender Fund, LLC do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such documents, which are attached as Exhibits 10.1-10.13, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Inducement Award Made Subject to Inducement Plan

On March 16, 2023, the Company and Benjamin Lee agreed to amend the restricted stock unit award agreement reflecting Mr. Lee’s previously disclosed inducement award of 27,834 restricted stock units (giving effect to the Company’s December 27, 2022 1-for-22 reverse stock split) granted March 21, 2022 (the “Lee Inducement Award”) to make the award subject to the terms and conditions of the Hall of Fame Resort & Entertainment Company 2023 Inducement Plan (the “Inducement Plan”). The Lee Inducement Award was granted as an inducement award in connection with Mr. Lee’s employment agreement under Nasdaq Listing Rule 5635(c)(4). The amendment does not change the number of restricted stock units granted or the vesting schedule. The Lee Inducement Award vests in three equal annual installments beginning on March 21, 2023, subject to Mr. Lee’s continuous service with the Company or its subsidiaries or affiliates from the grant date through the applicable annual vesting date.

Resignation of Teri Wagner Flynn from Board of Directors

Effective March 17, 2023, Ms. Teri Wagner Flynn resigned from the Board of Directors of Hall of Fame Resort & Entertainment Company (the “Company”). As a Class A director, Ms. Flynn’s term was set to expire at the Company’s 2024 Annual Meeting of Stockholders. Ms. Flynn did not serve on any committees of the Board. Ms. Flynn confirmed that her departure was due to other professional and personal obligations requiring significant time and attention, and was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. The Company is appreciative of Ms. Flynn’s service to the Company as a director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Second Amended and Restated Series C Warrant (No. 2020 W-1), effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company to CH Capital Lending, LLC
10.2	Second Amended and Restated Series D Warrant (Series D No. W-1), effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company to CH Capital Lending, LLC
10.3	Amended and Restated Series E Warrant (Series E No. W-1), effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company to CH Capital Lending, LLC
10.4	Amended and Restated Series E Warrant (Series E No. W-2), effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company to CH Capital Lending, LLC
10.5	Amended and Restated Series F Warrant (Series F No. W-1), effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company to JKP Financial, LLC
10.6	Amended and Restated Series F Warrant (Series F No. W-2), effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company to JKP Financial, LLC
10.7	Amended and Restated Series G Warrant, executed as of March 17, 2023, issued by Hall of Fame Resort & Entertainment Company to Midwest Lender Fund, LLC
10.8+	Backup Joinder and First Amended and Restated Secured Cognovit Promissory Note, effective as of November 7, 2022, by and among Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Youth Fields, LLC, as makers, and JKP Financial, LLC, as holder
10.9	Amendment Number 8 to Term Loan Agreement, effective as of November 7, 2022, by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC and HOF Village Youth Fields, LLC, as borrower, in favor of CH Capital Lending, LLC, as administrative agent and lender
10.10+	Joinder and Second Amended and Restated Secured cognovit Promissory Note, effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC and HOF Village Youth Fields, LLC to IRG, LLC
10.11+	Joinder Second Amended and Restated Secured cognovit Promissory Note, effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC and HOF Village Youth Fields, LLC to JKP Financial, LLC
10.12+	Backup Promissory Note, effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, and HOF Village Youth Fields, LLC to Midwest Lender Fund, LLC
10.13+	Joinder and First Amended and Restated Promissory Note, effective as of November 7, 2022, issued by Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, and HOF Village Youth Fields, LLC to CH Capital Lending, LLC
10.14	Hall of Fame Resort & Entertainment Company 2023 Inducement Plan (incorporated by reference to Exhibit 99.1 of the Company’s Registration Statement on Form S-8 (File No. 333-270572) filed with the Commission on March 15, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules (and similar attachments) to this exhibit have been omitted pursuant to Item 601(a)(5) of Registration S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules (and similar attachments) upon request by the U.S. Securities and Exchange Commission; provided, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules (and similar attachments) so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: March 22, 2023